UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 27, 2006

Corning Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-3247	16-0393470
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Riverfront Plaza, Corning, New York		14831
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	607-974-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

2002 Worldwide Employee Share Purchase Plan

At the Annual Meeting of Shareholders held on April 27, 2006, the Shareholders of Corning Incorporated ("Corning" or the "Company") approved the amendment of the 2002 Worldwide Employee Share Purchase Plan (the "2002 Plan"). The description which follows is qualified in its entirety by reference to the full text of the 2002 Plan as set forth in Exhibit 99.1.

Purpose: The 2002 Plan was designed to provide a flexible mechanism to permit employees to obtain equity ownership in Corning, thereby increasing their proprietary interest in Corning’s growth and success.

Amendment to 2002 Plan: The 2002 Plan is amended to change the Termination Date to (i) May 1, 2010, (ii) all shares authorized under the 2002 Plan are sold, or (iii) the Board terminates the 2002 Plan.

Administration: The 2002 Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors. Subject to the provisions of the 2002 Plan, the Committee will interpret the 2002 Plan and all rights to purchase shares granted under the 2002 Plan, make such rules as it deems necessary for the proper administration of the 2002 Plan and make all other determinations necessary or advisable for the administration of the 2002 Plan. In addition, the Committee shall correct any defect, supply any omission or reconcile any inconsistency in the 2002 Plan, or in any right to purchase shares granted under the 2002 Plan, in the manner and to the extent that the Committee deems desirable to carry the 2002 Plan or any option into effect. The Committee shall, in its sole discretion, make such decisions or determinations and take such actions, and all such decisions, determinations and actions taken or made by the Committee will be conclusive on all parties. The Committee shall not be liable for any decision, determination or action taken in good faith in connection with the administration of the 2002 Plan. The Committee shall have the authority to delegate plan administration and interpretation of the 2002 Plan to such officers and employees of Corning as the Committee deems appropriate.

Eligibility and Participation: Any employee of Corning designated as eligible by the Committee will be eligible to participate in the 2002 Plan provided, however, that no option (or right to purchase Corning’s Common Stock) will be granted to an employee if such employee, immediately after the option is granted, owns shares of Corning possessing five percent or more of the total combined voting power or value of all classes of shares of Corning or of its subsidiary corporations (within the meaning of Sections 423(b)(3) and 424(f) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder ("Code")). The Committee may also limit eligibility to designated payroll groups such as salaried or non-unionized hourly employees or to designated locations. The Committee may also in its discretion allow the employees of Corning subsidiaries to participate in the 2002 Plan. In addition, the Committee may limit any employee’s rights to purchase shares pursuant to the 2002 Plan to a rate that does not exceed $25,000 per calendar year or such other amount as may be specified under Section 423 of the Code. Substantially all employees of Corning are eligible to participate in the 2002 Plan.

Number of Shares to be optioned or granted under the 2002 Plan: Under the 2002 Plan no more than 30,000,000 shares may be offered or sold to eligible employees. The 30,000,000 shares represent approximately 1.95% of the shares of Corning outstanding on December 31, 2005. As of December 31, 2005, approximately 17,260,811 shares were available for sale under the 2002 Plan.

How the 2002 Plan may be Amended or Terminated: The Board may term inate or amend the 2002 Plan at any time, except that it may not, without shareholder approval, increase the number of shares subject to the 2002 Plan. The Board is expressly authorized to amend the 2002 Plan in any respect the Board deems necessary or advisable to provide employees with the maximum benefits provided or to be provided under provisions of the Code relating to employee stock purchase plans and/or to bring the 2002 Plan and/or rights to purchase shares granted under it into compliance therewith. Rights and obligations under a right to purchase shares granted before amendment of the 2002 Plan shall not be impaired by any amendment of the 2002 Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the 2002 Plan and/or rights granted under the 2002 Plan comply with the requirements of Section 423 of the Code.

Termination Date of 2002 Plan: The 2002 Plan will continue until the earlier of: (i) May 1, 2010, (ii) all shares authorized under the 2002 Plan are sold, or (iii) the Board terminates the 2002 Plan.

2006 Variable Compensation Plan

At the Annual Meeting of Shareholders held on April 27, 2006, the Shareholders of the Company approved the 2006 Variable Compensation Plan (the "2006 Incentive Plan"). The description which follows is qualified in its entirety by reference to the full text of the 2006 Incentive Plan as set forth in Exhibit 99.2.

Purpose: The 2006 Incentive Plan is designed to provide a competitive incentive opportunity in order to attract and retain key executives. The 2006 Incentive Plan continues Corning’s long-standing approach to the payment of additional compensation. The 2006 Incentive Plan will continue as a compensation program for those employees who have broad responsibilities for profits and performance at the worldwide corporate level and whose compensation may be subject to the scope of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

Administration: The 2006 Incentive Plan will be administered by a committee (the "Committee") appointed by the Board of Directors, consisting of at least three directors, each of whom is an "outside director," as such term is defined in regulations under Section 162(m) of the Code. The members of the Committee will serve as such without compensation other than the regular fees to which they are entitled for attending meetings of the Board of Directors or any committee thereof.

Eligibility and Participation: The participants in the 2006 Incentive Plan will be Corning’s chief executive officer and other highly compensated executive officers whose compensation may be subject to the deductibility provisions of Section 162(m) of the Code.

Payments under the 2006 Incentive Plan: No participant in the 2006 Incentive Plan may receive a payment for any fiscal year in excess of $5,000,000.

How the 2006 Incentive Plan may be Amended or Terminated: The Board of Directors has the power to terminate the 2006 Incentive Plan in its entirety at any time. The Board of Directors may also amend or modify the 2006 Incentive Plan in such respects as it may deem advisable, except that the Board may make no amendment which would jeopardize the deductibility of payments under Section 162(m) of the Code, without shareholder approval.

Termination Date of 2006 Incentive Plan: The 2006 Incentive Plan will terminate on May 1, 2011, unless earlier terminated by Corning’s Board of Directors.

2003 Equity Plan for Non-Employee Directors

At the Annual Meeting of Shareholders held on April 27, 2006, the Shareholders of the Company approved the amendment of the 2003 Equity Plan for Non Employee Directors (the "2003 Plan"). The description which follows is qualified in its entirety by reference to the full text of the 2003 Plan as set forth in Exhibit 99.3.

Purpose: The 2003 Plan is designed to assist Corning in attracting and retaining individuals of exceptional ability to serve as its directors and to more closely align their interests with those of shareholders and to further provide incentives for such persons to exert maximum efforts for the success of Corning.

Amendment to 2003 Plan: The 2003 Plan is amended to change the Termination Date to December 31, 2010.

Administration: The 2003 Plan is to be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee will have broad discretionary authority (within the parameters specified in the 2003 Plan) to determine when and to which eligible directors shares may be awarded and/or options may be granted; to determine the terms of each award made and/or option granted; to construe, interpret, and settle any dispute concerning the 2003 Plan, any shares awarded and/or options granted; and to make any other decision or take any other action that it deems necessary or desirable for the administration or operation of the 2003 Plan.

Eligibility and Participation: Only persons who, at the time of an award of shares or the grant of an option, are directors and who are not, and have not been in the last three years, employees of Corning or any affiliated entity, are eligible to participate in the 2003 Plan.

Number of Shares to be Optioned or Granted under the 2003 Plan: Subject to adjustment as contemplated by the 2003 Plan, the maximum number of shares of Common Stock that may be used for awards and the settlement of options is 750,000. As of December 31, 2005, 543,756 shares of Corning Common Stock remained available for grant under the 2003 Plan.

How the 2003 Plan may be Amended or Terminated: The Board may at any time and from time to time amend, modify, suspend or terminate the 2003 Plan, with or without shareholder approval, except that no amendment or modification will be made without shareholder approval if such approval is then required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or by the applicable rules of any national securities exchange on which Corning’s Common Stock is then listed, or if the amendment increases the number of shares of Common Stock available under the 2003 Plan or reduces any exercise price of any option to less than fair market value at the date of grant. No amendment shall adversely affect any outstanding award or option without the holder’s consent.

Termination Date of the 2003 Plan: The 2003 Plan will terminate on December 31, 2010.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 ----- 2002 Worldwide Employee Share Purchase Plan (incorporated by reference to Appendix I to the Company’s Notice of 2006 Annual Meeting of Shareholders and Proxy Statement filed on March 8, 2006).

99.2 ----- 2006 Variable Compensation Plan (incorporated by reference to Appendix J to the Company’s Notice of 2006 Annual Meeting of Shareholders and Proxy Statement filed on March 8, 2006).

99.3 ----- 2003 Equity Plan for Non Employee Directors (incorporated by reference to Appendix K to the Company’s Notice of 2006 Annual Meeting of Shareholders and Proxy Statement filed on March 8, 2006).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corning Incorporated

April 28, 2006	By:	/s/ Katherine A. Asbeck

Name: Katherine A. Asbeck
Title: Senior Vice President - Finance